Bread Financial Third quarter 2023 results October 26, 2023 © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 Ralph Andretta | President & CEO Perry Beberman | EVP & CFO Exhibit 99.2

2©2023 Bread Financial Forward-looking statements This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession, and the related impact on consumer payment rates, savings rates and other behavior; global political and public health events and conditions, including ongoing wars and military conflicts; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; and any tax liability, disputes or other adverse impacts arising out of or relating to the spinoff of our former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. In addition, a final CFPB ruling is anticipated in the coming months that could place significant limits on credit card late fees; we cannot provide any assurance as to when any such rule will be issued, the provisions or effective date of any such rule, the result of any litigation relating to such rule, or our ability to mitigate or offset the impact of any such rule on our business and results of operations. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise. Non-GAAP financial measures We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pretax pre-provision earnings (PPNR) is calculated by increasing/decreasing Income from continuing operations before income taxes by the net provision/release in Provision for credit losses. PPNR less gain on portfolio sales then decreases PPNR by the gain on any portfolio sales in the period. We use PPNR and PPNR less gain on portfolio sales as metrics to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses and the one- time nature of a gain on the sale of a portfolio. Tangible common equity over Tangible assets (TCE/TA) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net, (TCE) divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use TCE/TA as a metric to evaluate the Company’s capital adequacy and estimate its ability to cover potential losses. Tangible book value per common share represents TCE divided by shares outstanding. We use Tangible book value per common share as a metric to estimate the Company’s potential value. We believe the use of these non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the “Reconciliation of GAAP to Non-GAAP Financial Measures”.

3©2023 Bread Financial Third quarter 2023 key highlights Demonstrated financial resilience • Net income of $171 million and a return on equity of 25% • Tangible book value per share of $42.45, increased 24% year-over-year • Continue to expand our brand partner relationships • Completed authorized $35 million share repurchase plan, representing 935,000 shares Proactive risk management given macroeconomic pressures • Consumer spend is easing as consumers self-regulate and macroeconomic pressures persist ◦ Ongoing strategic credit tightening to balance macroeconomic headwinds and returns • Closely monitoring impact of inflation, higher interest rates, and resumption of student loan payments • Our credit risk distribution remains better than pre-pandemic levels due to diversification of products, including an increase in co-brand, and proactive responsible credit risk management • Proactively developing mitigation strategies for possible changes in governmental regulation

4©2023 Bread Financial 2023 focus areas Responsible growth Support organic growth and new brand partner launches that deliver long-term value Enhance balance sheet Build capital and continue to reduce parent-level debt; ensure proactive credit, liquidity, and interest rate risk management Strategically invest Deliver exceptional value and experiences through marketing, loyalty, and technology innovation Optimize data & technology Leverage new capabilities to create additional value and continue driving efficiencies

5©2023 Bread Financial Enhanced credit risk management and underlying credit distribution Strengthened balance sheet and funding mixStrong corporate governance Prudent balance sheet management Expense discipline Proactive risk management Active recession readiness playbook Enhanced core capabilities Strengthened financial resilience Bread Financial is positioned to perform well through a full economic cycle Loan loss reserve materially higher Capital ratios significantly improved Increased mix of direct-to-consumer deposits Reduced debt levels Diversification across products and partners Prudent and proactive line management Credit mix shift to higher quality over time Well-established risk appetite metrics

6©2023 Bread Financial $ in billions Parent level debt outstanding $2.3 $1.5 $1.4 $0.6 $0.3 $0.9 $1.4 $1.4 $1.4 $1.1 Term loan & revolver Senior & convertible notes 1Q20 3Q20 3Q21 3Q22 3Q23 (1) Tangible common equity (TCE) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (2) Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure. Capital allocation Tangible book value per share (TBVPS)⁽²⁾ $15.41 $20.68 $31.18 $34.30 $42.45 1Q20 3Q20 3Q21 3Q22 3Q23 Total company capital ratios 3.1% 4.7% 7.2% 8.0% 10.0% TCE/TA⁽¹⁾ 1Q20 3Q20 3Q21 3Q22 3Q23 +3x +37% CAGR Drive shareholder valueImprove capital metrics -55% Reduce debt levels $1.4 billion tangible common equity build since 2020 ~$27 increase in TBVPS since 2020Paid down $1.7 billion since 2020

7©2023 Bread Financial Third quarter 2023 financial highlights Continuing operations $1,031 million Revenue $173 million Income from continuing operations $3.46 Diluted EPS Year-over-year comparisons • Credit sales of $6.7 billion decreased 13%, reflecting the sale of the BJ's Wholesale Club portfolio in late February 2023, ongoing strategic credit tightening and moderating consumer spending, partially offset by new partner growth. • Third quarter average loans of $17.5 billion were flat year-over-year driven by the addition of new partners as well as further moderation in the consumer payment rate, offset by the decline in credit sales noted above and the sale of the BJ's portfolio. • Revenue increased $52 million, or 5%, driven by higher finance charge yields and non-interest income, partially offset by higher interest expense and reversals of interest and fees resulting from higher gross losses. • Income from continuing operations increased $39 million, or 29%. • The delinquency rate of 6.3% increased from 5.7% and the net loss rate of 6.9% increased from 5.0%. Note: Continuing operations excludes amounts associated with our former LoyaltyOne segment and our former Epsilon segment which previously have been disclosed as discontinued operations and are classified as discontinued operations in 3Q23.

Financial results
Continuing operations

($ in millions, except per share)	3Q23	3Q22	$ Chg	% Chg	YTD'23	YTD'22	$ Chg	% Chg
Total interest income	$ 1,301	$ 1,218	$ 83	7%	$ 3,832	$ 3,359	$ 473	14%
Total interest expense	219	133	86	64%	641	308	333	nm
Net interest income	**1,082**	**1,085**	**(3)**	**—%**	**3,191**	**3,051**	**140**	**5%**
Total non-interest income	(51)	(106)	55	(52%)	82	(258)	340	nm
Revenue	**1,031**	**979**	**52**	**5%**	**3,273**	**2,793**	**480**	**17%**
Net principal losses	304	218	86	40%	998	656	342	52%
Reserve build (release)	—	86	(86)	nm	(251)	246	(497)	nm
Provision for credit losses	304	304	—	—%	747	902	(155)	(17%)
Total non-interest expenses	502	486	16	3%	1,576	1,383	193	14%
Income before income taxes	**225**	**189**	**36**	**19%**	**950**	**508**	**442**	**87%**
Provision for income taxes	52	55	(3)	(5%)	257	150	107	72%
Net income	**$ 173**	**$ 134**	**$ 39**	**29%**	**$ 693**	**$ 358**	**$ 335**	**94%**
Net income per diluted share	$ 3.46	$ 2.69	$ 0.77	29%	$ 13.80	$ 7.16	$ 6.64	93%
Weighted avg. shares outstanding – diluted	50.1	49.9			50.2	50.0		
Pretax pre-provision earnings (PPNR)*	**$ 529**	**$ 493**	**$ 36**	**7%**	**$ 1,697**	**$ 1,410**	**$ 287**	**20%**
Less: Gain on portfolio sale	—	—	—	—%	(230)	—	(230)	nm
PPNR less gain on portfolio sale*	$ 529	$ 493	$ 36	7%	$ 1,467	$ 1,410	$ 57	4%

PPNR growth*



$493
$529
+7%
$1,410
$1,467
$230
+20%
+4%
3Q22
3Q23
YTD'22
YTD'23
$ in millions
PPNR less gain on portfolio sale
Gain on portfolio sale

** PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".*
nm – Not meaningful, denoting a variance of 100 percent or more.

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9©2023 Bread Financial $17.3 $17.4 $17.8 $18.2 $18.8 $20.3 $19.9 $17.8 $17.5 Wholesale deposits Direct-to-consumer deposits Unsecured borrowings Secured borrowings 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 $19.1 $19.8 $20.4 $21.0 $21.8 $23.6 $23.5 $21.3 $21.0 Credit card and other loans Cash and investment securities 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Av er ag e in te re st -b ea rin g lia bi lit ie s ($ in b ill io ns ) Av er ag e in te re st -e ar ni ng a ss et s ($ in b ill io ns ) Interest-earning asset yields & mix 25.6% 25.2% 25.6% 25.0% 27.2% 26.0% 26.6% 26.1% 28.6% 20.8% 20.6% 20.9% 20.5% 22.3% 22.4% 22.7% 22.5% 24.8% 18.9% 18.8% 19.4% 18.6% 19.9% 19.1% 19.0% 18.7% 20.6% Loan yield Avg. earning asset yield Net interest margin Interest-bearing liability costs & funding mix 2.1% 1.9% 1.8% 2.1% 2.8% 3.9% 4.4% 4.6% 5.0% 1.6% 1.4% 1.3% 1.5% 2.2% 3.1% 3.5% 3.9% 4.3% Cost of total interest-bearing liabilities Cost of deposits Net interest margin 81% 81% 81% 81% 81% 84% 83% 83% 83% 19% 19% 19% 19% 19% 16% 17% 17% 17% 28% 26% 28% 29% 26% 25% 23% 16% 17% 16% 14% 11% 11% 10% 10% 9% 10% 8% 15% 18% 19% 22% 27% 26% 28% 33% 35% 41% 42% 42% 38% 37% 39% 40% 41% 40%

Credit quality and allowance

Delinquency rates


5 year peak rate: 6.3%
5 year avg rate: ~5.0%
5 year low rate: 3.3%
3.8%
3.9%
4.1%
4.4%
5.7%
5.5%
5.7%
5.5%
6.3%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Net loss rates


5 year peak rate: 8.0%
5 year avg rate: ~6.0%
5 year low rate: 3.9%
3.9%
4.4%
4.8%
5.6%(1)
5.0%
6.3%
7.0%
8.0%
6.9%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Reserve rates

($ in millions)


$1,645
$1,832
$1,826
$1,992
$2,073
$2,464
$2,223
$2,208
$2,207
10.5%
10.5%
10.8%
11.2%
11.4%
11.5%
12.3%
12.3%
12.3%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
ACL balance
Reserve rate(2)

Revolving credit risk distribution

(Vantage score)


12% 12% 12% 12% 13% 12% 15% 14% 16%
26% 26% 27% 27% 27% 26% 27% 27% 27%
62% 62% 61% 61% 60% 62% 58% 59% 57%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Greater than 660
601-660
600 or below

(1) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.
(2) Calculated as the percentage of the Allowance for credit losses to end-of-period Credit card and other loans.
Note: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022.

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11©2023 Bread Financial Full year 2022 actuals Full year 2023 outlook Commentary Average loans $17,768 million Up low- to mid- single digits • Based on our new and renewed brand partner announcements, visibility into our pipeline, moderation in consumer spending, strategic credit management actions, and the current economic outlook. Revenue $3,826 million Slightly above loan growth • Net interest margin is expected to remain similar to the 2022 full year rate. • Revenue guidance excludes the gain on portfolio sale. Total non-interest expenses $1,932 million Up 8% to 9% • We continue to strategically invest in technology modernization, marketing, and product innovation to drive growth and efficiencies. Net loss rate 5.4% Mid-7% range • Our outlook is inclusive of the impacts of customer accommodations related to the 2022 transition of our credit card processing services, moderation in consumer spending, our credit management actions slowing loan growth, as well as continued pressure on consumers’ ability to pay due to persistent inflation. • We remain confident in our long-term guidance of a through-the-cycle average net loss rate below our historical average of 6%. 2023 financial outlook Reflects moderating sales growth as a result of strategic credit tightening and easing of consumer spending

Appendix © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 2

13©2023 Bread Financial ($ in b illi on s) $15.5 $16.1 $16.7 $17.0 $17.6 $19.8 $19.4 $17.7 $17.5 $7.4 $8.8 $6.9 $8.1 $7.7 $10.2 $7.4 $7.1 $6.7 1% 2% 5% 11% 14% 23% 17% 4% —% Average loans Credit sales Year-over-year change in average loans 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Average loans and credit sales

Total non-interest expenses
Continuing operations

3Q23 vs. 3Q22 change in non-interest expenses
($ in millions)


Employee comp. & benefits:
$8 4%
Card and processing:
$22 26%
Info. processing & comm.:
(4)% $(2)
Marketing:
(17)% $(8)
Depreciation & amortization:
(20)% $(6)
Other:
$2 4%

Total non-interest expenses increased 3% versus 3Q22

- Employee compensation and benefit costs increased due to increased headcount, which was driven by continued digital and technology modernization-related hiring and customer care and collections staffing, increased retirement benefits, and higher stock-based compensation.
- Card and processing expenses increased due primarily to increased fraud losses, increased card material costs, and higher direct mail costs.
- Marketing expenses decreased due to decreased spending associated with direct-to-consumer offerings.
- Depreciation and amortization costs decreased due to lower amortization of developed technology.

** Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.*

Total non-interest expenses


3%
$486
$502
3Q22
3Q23
$ in millions

Efficiency ratio*


(1)%
50%
49%
3Q22
3Q23

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Summary financial highlights

Continuing operations

($ in millions)	3Q23	3Q22	3Q23 vs 3Q22	2Q23	3Q23 vs 2Q23	YTD'23	YTD'22	YTD'23 vs YTD'22
Credit sales	$ 6,668	$ 7,689	(13%)	$ 7,057	(6%)	$ 21,098	$ 22,716	(7%)
Average credit card and other loans	$ 17,540	$ 17,598	—%	$ 17,652	(1%)	$ 18,199	$ 17,084	7%
End-of-period credit card and other loans	$ 17,922	$ 18,126	(1%)	$ 17,962	—%	$ 17,922	$ 18,126	(1%)
End-of-period direct-to-consumer deposits	$ 6,098	$ 5,176	18%	$ 5,993	2%	$ 6,098	$ 5,176	18%
Return on average assets[1]	3.2%	2.4%	0.8%	1.2%	2.0%	4.1%	2.2%	1.9%
Return on average equity[2]	24.8%	22.8%	2.0%	9.4%	15.4%	34.5%	20.9%	13.6%
Net interest margin[3]	20.6%	19.9%	0.7%	18.7%	1.9%	19.4%	19.3%	0.1%
Loan yield[4]	28.6%	27.2%	1.4%	26.1%	2.5%	27.1%	25.9%	1.2%
Efficiency ratio[5]	48.7%	49.7%	(1.0%)	55.7%	(7.0%)	48.2%	49.6%	(1.4%)
Double leverage ratio[6]	127.4%	182.4%	(55.0%)	141.4%	(14.0%)	127.4%	182.4%	(55.0%)
Common equity tier 1 capital ratio[7]	12.9%	11.5%	1.4%	12.1%	0.8%	12.9%	11.5%	1.4%
Tangible common equity / tangible assets ratio (TCE/TA)[8]	10.0%	8.0%	2.0%	9.4%	0.6%	10.0%	8.0%	2.0%
Tangible book value per common share[9]	$ 42.45	$ 34.30	23.8%	$ 38.99	8.9%	$ 42.45	$ 34.30	23.8%
Cash dividend declared per common share	$ 0.21	$ 0.21	—%	$ 0.21	—%	$ 0.63	$ 0.63	—%
Payment rate[10]	14.4%	15.5%	(1.1%)	15.0%	(0.6%)	14.4%	15.5%	(1.1%)
Delinquency rate	6.3%	5.7%	0.6%	5.5%	0.8%	6.3%	5.7%	0.6%
Net loss rate	6.9%	5.0%	1.9%	8.0%	(1.1%)	7.3%	5.1%	2.2%
Reserve rate	12.3%	11.4%	0.9%	12.3%	—%	12.3%	11.4%	0.9%

The terms associated with footnotes (1) through (10) are defined on the Definition of Terms slide at the end of the Appendix.

Note: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022.

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Summary financial highlights

Continuing operations

($ in millions)	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	YTD'22	YTD'23
Credit sales	$ 7,380	$ 8,778	$ 6,887	$ 8,140	$ 7,689	$ 10,166	$ 7,373	$ 7,057	$ 6,668	$ 22,716	$ 21,098
Year-over-year change	*20%*	*15%*	*14%*	*10%*	*4%*	*16%*	*7%*	*(13%)*	*(13%)*	*9%*	*(7%)*
Average credit card and other loans	$ 15,471	$ 16,086	$ 16,650	$ 17,003	$ 17,598	$ 19,820	$ 19,405	$ 17,652	$ 17,540	$ 17,084	$ 18,199
Year-over-year change	*1%*	*2%*	*5%*	*11%*	*14%*	*23%*	*17%*	*4%*	*—%*	*10%*	*7%*
End-of-period credit card and other loans	$ 15,690	$ 17,399	$ 16,843	$ 17,769	$ 18,126	$ 21,365	$ 18,060	$ 17,962	$ 17,922	$ 18,126	$ 17,922
Year-over-year change	*1%*	*4%*	*8%*	*13%*	*16%*	*23%*	*7%*	*1%*	*(1%)*	*16%*	*(1%)*
End-of-period direct-to-consumer deposits	$ 3,052	$ 3,180	$ 3,561	$ 4,191	$ 5,176	$ 5,466	$ 5,630	$ 5,993	$ 6,098	$ 5,176	$ 6,098
Year-over-year change	*79%*	*87%*	*66%*	*75%*	*70%*	*72%*	*58%*	*43%*	*18%*	*70%*	*18%*
Return on average assets[1]	3.7%	1.1%	4.0%	0.2%	2.4%	(2.2%)	7.7%	1.2%	3.2%	2.2%	4.1%
Return on average equity[2]	38.0%	11.1%	38.5%	2.2%	22.8%	(23.3%)	73.0%	9.4%	24.8%	20.9%	34.5%
Net interest margin[3]	18.9%	18.8%	19.4%	18.6%	19.9%	19.1%	19.0%	18.7%	20.6%	19.3%	19.4%
Loan yield[4]	25.6%	25.2%	25.6%	25.0%	27.2%	26.0%	26.6%	26.1%	28.6%	25.9%	27.1%
Efficiency ratio[5]	50.6%	50.0%	46.2%	52.9%	49.7%	53.1%	42.2%	55.7%	48.7%	49.6%	48.2%
Double leverage ratio[6]	248.3%	213.2%	201.8%	187.7%	182.4%	183.6%	158.6%	141.4%	127.4%	182.4%	127.4%
Common equity tier 1 capital ratio[7]	10.6%	10.3%	10.9%	10.7%	11.5%	8.7%	11.8%	12.1%	12.9%	11.5%	12.9%
Tangible common equity / tangible assets ratio (TCE/TA)[8]	7.2%	6.6%	7.8%	7.5%	8.0%	6.0%	9.1%	9.4%	10.0%	8.0%	10.0%
Tangible book value per common share[9]	$ 31.18	$ 28.09	$ 31.87	$ 31.75	$ 34.30	$ 29.42	$ 38.44	$ 38.99	$ 42.45	$ 34.30	$ 42.45
Cash dividend declared per common share	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.63	$ 0.63
Payment rate[10]	16.7%	17.2%	17.7%	15.3%	15.5%	16.4%	15.6%	15.0%	14.4%	15.5%	14.4%
Delinquency rate	3.8%	3.9%	4.1%	4.4%	5.7%	5.5%	5.7%	5.5%	6.3%	5.7%	6.3%
Net loss rate	3.9%	4.4%	4.8%	5.6%	5.0%	6.3%	7.0%	8.0%	6.9%	5.1%	7.3%
Reserve rate	10.5%	10.5%	10.8%	11.2%	11.4%	11.5%	12.3%	12.3%	12.3%	11.4%	12.3%

The terms associated with footnotes (1) through (10) are defined on the Definition of Terms slide at the end of the Appendix.

Note: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022.

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Financial results

Continuing operations

($ in millions, except per share)	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	YTD'22	YTD'23
Total interest income	$ 994	$ 1,017	$ 1,068	$ 1,073	$ 1,218	$ 1,325	$ 1,335	$ 1,197	$ 1,301	$ 3,359	$ 3,832
Total interest expense	91	84	79	95	133	195	218	205	219	308	641
Net interest income	**903**	**933**	**989**	**978**	**1,085**	**1,130**	**1,117**	**992**	**1,082**	**3,051**	**3,191**
Total non-interest income	(52)	(78)	(68)	(85)	(106)	(97)	172	(40)	(51)	(258)	82
Revenue	**851**	**855**	**921**	**893**	**979**	**1,033**	**1,289**	**952**	**1,031**	**2,793**	**3,273**
Net principal losses	152	176	199	238	218	312	342	351	304	656	998
Reserve build (release)	9	187	(6)	166	86	380	(235)	(15)	—	246	(251)
Provision for credit losses	161	363	193	404	304	692	107	336	304	902	747
Total non-interest expenses	431	427	426	473	486	548	544	530	502	1,383	1,576
Income (loss) before income taxes	**259**	**65**	**302**	**16**	**189**	**(207)**	**638**	**86**	**225**	**508**	**950**
Provision for income taxes	53	4	91	4	55	(73)	183	22	52	150	257
Net income (loss)	**$ 206**	**$ 61**	**$ 211**	**$ 12**	**$ 134**	**$ (134)**	**$ 455**	**$ 64**	**$ 173**	**$ 358**	**$ 693**
Net income (loss) per diluted share	$ 4.11	$ 1.21	$ 4.21	$ 0.25	$ 2.69	$ (2.68)	$ 9.08	$ 1.27	$ 3.46	$ 7.16	$ 13.80
Weighted average shares outstanding – diluted	50.0	50.0	50.0	49.9	49.9	50.0	50.1	50.3	50.1	50.0	50.2
Pretax pre-provision earnings (PPNR)*	**$ 420**	**$ 428**	**$ 495**	**$ 420**	**$ 493**	**$ 485**	**$ 745**	**$ 422**	**$ 529**	**$ 1,410**	**$ 1,697**
Less: Gain on portfolio sale	(10)	—	—	—	—	—	(230)	—	—	—	(230)
PPNR less gain on portfolio sale*	$ 410	$ 428	$ 495	$ 420	$ 493	$ 485	$ 515	$ 422	$ 529	$ 1,410	$ 1,467

* *PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".*

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18©2023 Bread Financial 3Q23 YTD'23 ($ in millions) Average balance Interest income / expense Average yield / rate Average balance Interest income / expense Average yield / rate Cash and investment securities $ 3,469 $ 45 5.2% $ 3,723 $ 135 4.8% Credit card and other loans 17,540 1,256 28.6% 18,199 3,697 27.1% Total interest-earning assets 21,009 1,301 24.8% 21,922 3,832 23.3% Direct-to-consumer (Retail) 6,055 69 4.5% 5,813 175 4.0% Wholesale deposits 7,093 74 4.2% 7,403 212 3.8% Interest-bearing deposits 13,148 143 4.3% 13,216 387 3.9% Secured borrowings 2,987 51 6.9% 3,480 169 6.5% Unsecured borrowings 1,401 25 7.2% 1,705 85 6.6% Interest-bearing borrowings 4,388 76 7.0% 5,185 254 6.6% Total interest-bearing liabilities $ 17,536 $ 219 5.0% $ 18,401 $ 641 4.7% Net interest income $ 1,082 $ 3,191 Net interest margin* 20.6% 19.4% * Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Net interest margin

19©2023 Bread Financial ($ in millions, except per share amounts) 3Q23 3Q22 $ Chg % Chg YTD'23 YTD'22 $ Chg % Chg Income from continuing operations, net of taxes $ 173 $ 134 $ 39 29% $ 693 $ 358 $ 335 94% (Loss) income from discontinued operations, net of taxes (2) — (2) nm (18) (1) (17) nm Net income $ 171 $ 134 $ 37 28% $ 675 $ 357 $ 318 89% Net income per diluted share from continuing ops $ 3.46 $ 2.69 $ 0.77 29% $ 13.80 $ 7.16 $ 6.64 93% Net (loss) income per diluted share from discontinued ops $ (0.04) $ — $ (0.04) nm $ (0.36) $ (0.01) $ (0.35) nm Net income per diluted share $ 3.42 $ 2.69 $ 0.73 27% $ 13.44 $ 7.15 $ 6.29 88% Weighted average shares outstanding – diluted (in millions) 50.1 49.9 50.2 50.0 Financial results nm – Not meaningful, denoting a variance of 100 percent or more.

Capital and liquidity

As of September 30, 2023:

- Total company liquidity of $6.1 billion including all undrawn credit facilities and conduits at the banks; parent liquidity of $0.9 billion consisting of cash plus revolver capacity
- Total company common equity tier 1 capital ratio of 12.9%, up 140 basis points versus a year ago
- Banks remain well capitalized on a total risk-based capital basis, nearly double the 10% well-capitalized threshold
- Prudent interest rate management with no held-to-maturity securities

Capital ratios	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	Rolling 4 quarter avg.
Total company										
Common equity tier 1 capital ratio(1)	10.6%	10.3%	10.9%	10.7%	11.5%	8.7%	11.8%	12.1%	12.9%	11.4%
Total risk-based capital ratio(2)	11.9%	11.6%	12.3%	12.0%	12.9%	10.1%	13.2%	13.4%	14.2%	12.7%
Tangible common equity / tangible assets ratio(3)	7.2%	6.6%	7.8%	7.5%	8.0%	6.0%	9.1%	9.4%	10.0%	8.6%
Comenity Bank										
Common equity tier 1 capital ratio(1)	27.8%	21.4%	22.5%	22.7%	20.7%	18.4%	18.3%	18.8%	20.3%	18.9%
Total risk-based capital ratio(2)	29.1%	22.7%	23.8%	24.0%	22.0%	19.7%	19.7%	20.1%	21.6%	20.3%
Comenity Capital Bank										
Common equity tier 1 capital ratio(1)	17.6%	18.6%	19.3%	18.1%	18.4%	16.1%	21.7%	18.2%	18.5%	18.6%
Total risk-based capital ratio(2)	19.0%	20.0%	20.7%	19.4%	19.7%	17.5%	23.0%	19.6%	19.9%	20.0%

The terms associated with footnotes (1) and (2) are defined on the Definition of Terms slide at the end of the Appendix.

Note: The Common equity tier 1 capital ratio and Total risk-based capital ratio include adjustments for the phase-in of the effect of the current expected credit loss (CECL) model on regulatory capital over a three-year period beginning in the first quarter of 2022, through 2024. 50% and 25% of the phase-in is included in 2023 and 2022, respectively. The effects of CECL on our regulatory capital will be fully phased-in beginning in the first quarter of 2025.

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Reconciliation of GAAP to non-GAAP financial measures

($ in millions)	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	YTD'22	YTD'23
Pretax pre-provision earnings (PPNR)											
Income (loss) before income taxes	$ 259	$ 65	$ 302	$ 16	$ 189	$ (207)	$ 638	$ 86	$ 225	$ 508	$ 950
Provision for credit losses	161	363	193	404	304	692	107	336	304	902	747
Pretax pre-provision earnings (PPNR)	**$ 420**	**$ 428**	**$ 495**	**$ 420**	**$ 493**	**$ 485**	**$ 745**	**$ 422**	**$ 529**	**$ 1,410**	**$ 1,697**
Less: Gain on portfolio sale	(10)	—	—	—	—	—	(230)	—	—	—	(230)
PPNR less gain on portfolio sale	$ 410	$ 428	$ 495	$ 420	$ 493	$ 485	$ 515	$ 422	$ 529	$ 1,410	$ 1,467

	1Q20	3Q20	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	YTD'22	YTD'23
Tangible common equity (TCE)													
Total stockholders' equity	$ 1,088	$ 1,323	$ 2,246	$ 2,086	$ 2,268	$ 2,275	$ 2,399	$ 2,265	$ 2,716	$ 2,736	$ 2,864	$ 2,399	$ 2,864
Less: Goodwill and intangible assets, net	(354)	(336)	(694)	(687)	(682)	(694)	(690)	(799)	(790)	(780)	(771)	(690)	(771)
Tangible common equity (TCE)	**$ 734**	**$ 987**	**$ 1,552**	**$ 1,399**	**$ 1,586**	**$ 1,581**	**$ 1,709**	**$ 1,466**	**$ 1,926**	**$ 1,956**	**$ 2,093**	**$ 1,709**	**$ 2,093**
Tangible assets (TA)													
Total assets	$ 24,235	$ 21,113	$ 22,257	$ 21,746	$ 20,938	$ 21,811	$ 21,960	$ 25,407	$ 21,970	$ 21,609	$ 21,608	$ 21,960	$ 21,608
Less: Goodwill and intangible assets, net	(354)	(336)	(694)	(687)	(682)	(694)	(690)	(799)	(790)	(780)	(771)	(690)	(771)
Tangible assets (TA)	**$ 23,881**	**$ 20,777**	**$ 21,563**	**$ 21,059**	**$ 20,256**	**$ 21,117**	**$ 21,270**	**$ 24,608**	**$ 21,180**	**$ 20,829**	**$ 20,837**	**$ 21,270**	**$ 20,837**

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22©2023 Bread Financial 6.3% 7.0% 7.6% 5.8% 6.0% 5.0% 5.1% 3.9% 4.4% 4.8% 5.6% 5.0% 6.3% 7.0% 8.0% 6.9% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 5.8% 6.0% 4.3% 4.7% 4.4% 3.8% 3.3% 3.8% 3.9% 4.1% 4.4% 5.7% 5.5% 5.7% 5.5% 6.3% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 5-year peak rate: 8.0% 5-year low rate: 3.9% 5-year avg rate: ~6.0% 5-year avg rate: ~5.0% 5-year low rate: 3.3% Credit quality trends (2) Delinquency rates Net loss rates 15-year peak rate(1): 10.0% 5- & 15-year peak rate(1): 6.3% (1) Peak Delinquency rate occurred in 2023 and peak Net loss rate occurred in 2009. (2) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency. Note: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022.

23©2023 Bread Financial Definition of terms Summary financial highlights (1) Return on average assets: Return on average assets represents annualized Income from continuing operations divided by average Total assets. (2) Return on average equity: Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. (3) Net interest margin: Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. (4) Loan yield: Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. (5) Efficiency ratio: Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. (6) Double leverage: Double leverage ratio represents Parent Company investment in subsidiaries divided by BFH consolidated equity. (7) Common equity tier 1 capital ratio: The Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (8) Tangible common equity: Tangible common equity (TCE) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (9) Tangible book value per share: Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure. (10) Payment rate: Payment rate represents consumer payments during the last month of the period, divided by the beginning-of-month Credit card and other loans, including held for sale in applicable periods. Capital and liquidity (1) Common equity tier 1 capital ratio: The Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (2) Total risk-based capital ratio: The Total risk-based capital ratio represents total capital divided by total risk-weighted assets.